UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 14, 2014

 LEO MOTORS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-151381	95-3909667
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

291-1, Hasangok-dong
Hanam City, Gyeonggi-do	465-250
Republic of Korea
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 3.02 Unregistered Sales of Equity Securities

On July 31, 2014, Leo Motors, Inc., a Nevada Corporation (the “Company”) sold three convertible promissory notes (each a “Note”) to certain accredited investors (the “Investors”) pursuant to a Securities Purchase Agreement (the “Agreements”), which were disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2014. The Agreements contained a closing date of August 14, 2014 (the “Closing Date”). Subsequently, on August 14, 2014, the Company entered into amendments to the Agreements with each of such Investors pursuant to which the Closing Date was extended to August 29, 2014. All other terms of the Agreements remained unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO MOTORS, INC.

Dated: August 20, 2014	By: /s/Shi Chul Kang
Shi Chul Kang
Chief Executive Officer By: /s/ Jun Heng Park Jun Heng Park Chief Executive Officer